                                                                    EXHIBIT 99.1

[TBC CORPORATION LOGO]            NEWS RELEASE


7111 FAIRWAY DRIVE - SUITE 201 - PALM BEACH GARDENS, FL 33418
- PHONE (561) 227-0955 - FAX (561) 775-4993

For Further Information Contact:
TBC Corporation                                     Investors:
Thomas W. Garvey                                    Brod & Schaffer, LLC
Executive V.P. & Chief Financial Officer            Betsy Brod/Jonathan Schaffer
(561) 227-0955                                      (212) 750-5800

FOR IMMEDIATE RELEASE

               TBC REPORTS RECORD FIRST QUARTER SALES AND EARNINGS

         - INTEGRATION OF ALL 225 NTB STORES COMPLETED IN EARLY APRIL -
                       - SAME STORE SALES INCREASE 6.2% -
               - COMPANY FAVORABLY ADJUSTS FULL-YEAR EPS OUTLOOK -


MEMPHIS, TN - APRIL 26, 2004 - TBC CORPORATION (NASDAQ: TBCC), one of the nation's leading marketers of automotive replacement tires, today reported record sales and earnings for the first quarter ended March 31, 2004. It marks the twelfth consecutive quarter that the Company has posted a year-over-year gain in earnings per share.

Net sales in the first quarter increased 69.1% to $433.8 million, compared to $256.5 million in the prior-year period. Same store sales for TBC's retail segment increased 6.2% in the first quarter. TBC's total unit tire sales increased 32% in the first quarter, while unit shipments by tire manufacturers were up 7.7% based on preliminary reports. Net income increased 9.3% to $6.0 million, or $0.26 per diluted share, in the current quarter, versus $5.5 million, or $0.25 per diluted share, in the first quarter of 2003.

Larry Day, TBC President and Chief Executive Officer, commented, "During the quarter, we carried out an aggressive conversion and integration plan for the 225 National Tire & Battery (NTB) stores acquired from Sears late last year. I am delighted to announce that our Tire Kingdom management team completed the entire conversion effort on April 7, 2004, more than two and a half months ahead of our announced June 30th goal. We decided to step up our integration efforts so we could more quickly begin to realize the benefits of selling our private brand tires and offering a greater number of mechanical services at these locations. Although we incurred greater costs during the first quarter as a result of this strategy, we believe those costs should be more than offset during the second quarter by improved operating results in the converted stores.


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TBC Corp. First Quarter Earnings Release
Page 2

"We were pleased with the results throughout our company-operated retail store system, which incurred only minimal business disruptions despite the fact that many of our most experienced store personnel were involved in the NTB conversion effort. Operating results in these company-operated stores were impacted by a new seasonality pattern brought on by the acquisitions of the Merchant's and NTB retail stores, since many of the acquired stores operate in geographic areas that have different sales trends than we have experienced in the past. Our Big O franchised retail network also continued to perform well, spurred by some new sales initiatives that began during the quarter. Finally, our wholesale business was strong in the quarter as we benefited from successful new product launches and improved overall demand for replacement tires. With strong trends in both our retail and wholesale segments, we remain confident in the outlook for the full year and have raised the low end of our earnings guidance range," concluded Mr. Day.

For the full year of 2004, the Company now expects earnings to be in the range of $1.84 to $1.90 per diluted share. Earnings in the second quarter are forecast to be in the range of $0.40 to $0.43 per diluted share.

TBC Corporation will host a conference call on Tuesday, April 27, 2004, at 10:00 a.m. Eastern time / 9:00 a.m. Central time, to discuss first quarter results. A live Webcast of the conference call will be available by visiting the Company's Web site, www.tbccorp.com. The Webcast will be archived at TBC's Web site until May 27, 2004.

ABOUT TBC: TBC Corporation is one of the nation's largest marketers of automotive replacement tires through a multi-channel strategy. The Company's retail operations include company-operated retail centers under the "Tire Kingdom", "Merchant's Tire & Auto Centers" and "National Tire & Battery" brands and franchised retail tire stores under the "Big O Tires" brand. TBC markets on a wholesale basis to regional tire chains and distributors serving independent tire dealers throughout the United States and in Canada and Mexico. The Company's proprietary brands of tires have a longstanding reputation for quality, safety and value.

TBC CORPORATION SAFE HARBOR STATEMENT

This document contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995, regarding expectations for future financial performance, which involve uncertainty and risk. It is possible that the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to: changes in economic and business conditions in the world; increased competitive activity; consolidation within and among competitors, suppliers and customers; unexpected changes in the replacement tire market; the Company's inability to attract as many new franchisees or open as many distribution outlets as stated in its goals; changes in the Company's ability to identify and acquire additional companies in the replacement tire industry and successfully integrate acquisitions and achieve anticipated synergies or savings; fluctuations in tire prices charged by manufacturers, including fluctuations due to changes in raw material and energy prices, changes in interest and foreign exchange rates; the cyclical nature of the automotive industry and the loss of a major customer or program. It is not possible to foresee or identify all such factors. Any forward-looking statements in this release are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Prospective investors are cautioned that any such statements are not a guarantee of future performance and actual results or developments may differ materially from those projected. The Company makes no commitment to update any forward-looking statement included herein, or to disclose any facts, events or circumstances that may affect the accuracy of any forward-looking statement. Additional information on factors that could potentially affect the Company or its financial results may be found in the Company's filings with the Securities and Exchange Commission.

TBC Corp. First Quarter Earnings Release
Page 3


                                 TBC CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                  Three Months Ended
                                                                       March 31,
                                                              ---------------------------
                                                                2004              2003
                                                              ---------         ---------
          NET SALES                                           $ 433,841         $ 256,545

          COST OF SALES                                         271,913           180,150
                                                              ---------         ---------

          GROSS PROFIT                                          161,928            76,395
                                                              ---------         ---------

          EXPENSES:

             Distribution expenses                               17,966            13,419
             Selling, administrative and
                retail store expenses                           131,233            53,125
             Interest expense - net                               4,102             1,812
             Other (income) expense - net                          (718)             (512)
                                                              ---------         ---------

                   Total expenses                               152,583            67,844
                                                              ---------         ---------

          INCOME BEFORE INCOME TAXES                              9,345             8,551

          Provision for income taxes                              3,368             3,081
                                                              ---------         ---------

          NET INCOME                                          $   5,977         $   5,470
                                                              =========         =========

          EARNINGS PER SHARE -
             Basic                                            $    0.27         $    0.26
                                                              =========         =========

             Diluted                                          $    0.26         $    0.25
                                                              =========         =========

          Weighted Average Common Shares Outstanding -
             Basic                                               22,021            21,378
                                                              =========         =========

             Diluted                                             23,256            22,130
                                                              =========         =========



                                       -6-


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TBC Corp. First Quarter Earnings Release
Page 4


                                 TBC CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                     ASSETS

                                                                                        March 31,       December 31,
                                                                                          2004              2003
                                                                                       -----------      ------------
                                                                                       (Unaudited)
    CURRENT ASSETS:

          Cash and cash equivalents                                                     $   5,705        $   2,645

          Accounts and notes receivable, less allowance for doubtful accounts of
             $8,944 at March 31, 2004 and $8,260 at December 31, 2003:
                  Related parties                                                          19,971           12,535
                  Other                                                                   133,022          109,962
                                                                                        ---------        ---------

                  Total accounts and notes receivable                                     152,993          122,497

          Inventories                                                                     282,617          265,317
          Refundable federal and state income taxes                                         1,271               76
          Deferred income taxes                                                            10,476           11,359
          Other current assets                                                             11,962           11,136
                                                                                        ---------        ---------

                  Total current assets                                                    465,024          413,030
                                                                                        ---------        ---------

    PROPERTY, PLANT AND EQUIPMENT, AT COST:

          Land and improvements                                                            12,100           12,100
          Buildings and leasehold improvements                                             99,407          100,379
          Furniture and equipment                                                         102,857           93,710
                                                                                        ---------        ---------
                                                                                          214,364          206,189
          Less accumulated depreciation                                                    63,265           56,618
                                                                                        ---------        ---------

                  Total property, plant and equipment                                     151,099          149,571
                                                                                        ---------        ---------


    TRADEMARKS, NET                                                                        15,824           15,824
                                                                                        ---------        ---------

    GOODWILL, NET                                                                         168,206          169,184
                                                                                        ---------        ---------

    OTHER ASSETS                                                                           35,498           34,368
                                                                                        ---------        ---------

    TOTAL ASSETS                                                                        $ 835,651        $ 781,977
                                                                                        =========        =========


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TBC Corp. First Quarter Earnings Release
Page 5

                                TBC CORPORATION
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                        March 31,       December 31,
                                                                          2004              2003
                                                                       -----------      ------------
                                                                       (Unaudited)
    CURRENT LIABILITIES:

       Outstanding checks, net                                        $  11,712         $  11,411

       Notes payable to banks                                            44,400            29,100

       Current portion of long-term debt
                  and capital lease obligations                          35,127            28,723

       Accounts payable, trade                                          158,150           114,708

       Other current liabilities                                         82,526            91,730
                                                                      ---------         ---------

               Total current liabilities                                331,915           275,672
                                                                      ---------         ---------


    LONG-TERM DEBT AND CAPITAL LEASE
       OBLIGATIONS, LESS CURRENT PORTION                                197,121           208,620
                                                                      ---------         ---------

    NONCURRENT LIABILITIES                                               26,177            26,400
                                                                      ---------         ---------

    DEFERRED INCOME TAXES                                                 7,811             7,890
                                                                      ---------         ---------

    STOCKHOLDERS' EQUITY:

       Common stock, $.10 par value, shares issued
          and outstanding - 22,130 at March 31, 2004
          and 21,905 at December 31, 2003                                 2,213             2,190

       Additional paid-in capital                                        26,809            23,898

       Other comprehensive income (loss)                                 (1,316)           (1,637)

       Retained earnings                                                244,921           238,944
                                                                      ---------         ---------

               Total stockholders' equity                               272,627           263,395
                                                                      ---------         ---------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $ 835,651         $ 781,977
                                                                      =========         =========

TBC Corp. First Quarter Earnings Release
Page 6


                                 TBC CORPORATION
                               SUPPLEMENTARY DATA
             (IN THOUSANDS, EXCEPT FOR PERCENTAGES AND STORE COUNTS)
                                   (UNAUDITED)

                                                           Three Months Ended
                                                                March 31,
                                                       ---------------------------
                                                         2004               2003
                                                       ---------         ---------
   RECONCILIATION OF EBITDA TO NET INCOME:
         EBITDA                                        $  20,193         $  13,911
         Less -  Depreciation and Amortization             6,746             3,548
                 Interest Expense - net                    4,102             1,812
                 Provision for Income Taxes                3,368             3,081
                                                       ---------         ---------
         NET INCOME                                    $   5,977         $   5,470
                                                       =========         =========

   SEGMENT INFORMATION:

         NET SALES -
             Retail                                    $ 283,141         $ 126,502
             Wholesale                                   150,700           130,043
                                                       ---------         ---------
             Total                                     $ 433,841         $ 256,545
                                                       =========         =========

         EBITDA -
             Retail                                    $  12,673         $   7,733
             Wholesale                                     7,520             6,178
                                                       ---------         ---------
             Total                                     $  20,193         $  13,911
                                                       =========         =========

   CAPITAL EXPENDITURES                                $   6,846         $   2,434
                                                       =========         =========

   RETAIL SAME-STORE SALES % CHANGE                        +6.2%             +1.6%
                                                       =========         =========

   RETAIL STORE COUNTS, at end of period:
         Company Operated Stores                             596               228
         Franchised Big O Stores                             571               547
                                                       ---------         ---------
         Total                                             1,167               775
                                                       =========         =========



                                -9-